UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 2, 2012

DELAINE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-171861	27-2901464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

393 Crescent Avenue
Wyckoff, NJ 07481
 (Address of principal executive offices)

(862) 251-5912
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 2, 2012, Delaine Corp. dismissed Kyle L. Tingle, CPA, LLC (“Tingle”), its independent registered public accounting firm.  Also, on November 2, 2012, the Company engaged Morrill & Associates (“Morrill”) at 1448 North 2000 West, Suite 3 in Clinton, Utah as its new independent registered accounting firm.

The audit reports of Tingle on the financial statements of the Company as of and for the years ended June 30, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports of Tingle for the financial statements of the Company as of June 30, 2011 and 2010 indicated uncertainty as to the Company’s ability to continue as a going concern because the Company had working capital and stockholders’ deficits.

During the Company’s two most recent fiscal years ended June 30, 2011 and 2010 and through March 31, 2012, the Company did not consult with Morrill on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Morrill did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable even within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the Company’s financial statements for the fiscal year ended June 30, 2011 and 2010 and through the date of this Current Report, there were: (i) no disagreements between the Company and Tingle on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tingle, would have caused Tingle to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 8.01 Other Events.

Change of Business Address

Effective June 30, 2012, the Company’s business address is 393 Crescent Avenue, Wyckoff, NJ 07481.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Kyle L. Tingle, CPA, LLC regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DELAINE CORPORATION

Dated: November 6, 2012	By:	/s/ Mariusz Girt
Mariusz Girt
President and Director